SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                NOVEMBER 19, 1998

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)

           Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing Agreement dated as of
                 November 1, 1998 providing for the issuance by
           Structured Asset Mortgage Investments Trust 1998-10 of its
               Mortgage Pass-Through Certificates, Series 1998-10)

  DELAWARE                       333-51279                13-3633241
(State or other                 (Commission             (IRS Employer
jurisdiction of                 File Number)          Identification No.)
incorporation)

           245 PARK AVENUE, NEW YORK, NEW YORK           10167
          (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (212) 272-2000

                                       N/A

         (Former name or former address, if changed since last report.)

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Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

          This Current Report on Form 8-K is being filed with respect to the Computational Materials (as defined below) of Bear, Stearns & Co., Inc. (an "Underwriter") in connection with the issuance of the Structured Asset Mortgage Investments Trust 1998-10, Mortgage Pass-Through Certificates, Series 1998-10. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits:

          EXHIBIT NO.

          5.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain legality matters.

          8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

          23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1)

          99.1       Computational Materials of Bear, Stearns & Co. Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                                  (Registrant)


Date: November 19, 1998              By: /S/ JOSEPH T. JURKOWSKI, JR.
                                         --------------------------------
                                     Name: Joseph T. Jurkowski, Jr.
                                     Title:   Vice President

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION

5.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain legality matters.

8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

23.2 Consent of Stroock & Stroock & Lavan (included in Exhibit 5.1)

99.1                       Computational Materials of Bear, Stearns & Co.
                           Inc.